Subsequent event	12 Months Ended
Jun. 30, 2025
Subsequent Event
Subsequent event

35. Subsequent event:

On February 26, 2025, the Company submitted an application to the Municipality of Arran-Elderslie for Site Plan Approval (“SPA”) related to the proposed BESS project, along with an application for consent to establish a long-term lease on the lands where the OZ-1 Project is located (the “OZ-1 Consent”). The consent application was made under Section 50(3) of the Planning Act (Ontario) to permit a lease exceeding 21 years.

POWERBANK CORPORATION

(FORMERLY SOLARBANK CORPORATION)

Notes to Consolidated Financial Statements

(Expressed in thousands of Canadian dollars, except per share amounts and as otherwise indicated)

For the years ended June 30, 2025 and 2024

35. Subsequent event (continued):

The SPA is still under review by the Municipality, and both the timing and outcome of the approval remain uncertain at this stage. On July 29, 2025, the County of Bruce provisionally approved Consent Application B-2024-075, subject to seven conditions. Certain conditions were overly broad, lacked clarity, and were considered unreasonable. As a result, the Company appealed the decision to the Ontario Land Tribunal (“OLT”) on August 19, 2025. The County has since expressed interest in resolving the matter internally without proceeding to the OLT and has 75 days from the date of appeal to do so. Discussions are ongoing between the Company’s and the County’s counsels with the goal of either narrowing the conditions or obtaining municipal confirmation that the conditions have been satisfied. If the parties cannot resolve the matter within this timeframe, the appeal will proceed to the OLT. At this stage, the likelihood of resolution within the allotted time, or of success at the OLT, cannot be reasonably predicted.

Delays in resolving the OZ-1 Consent mean that construction may not begin as originally planned, which in turn jeopardizes achieving commercial operation by April 2026. To preserve its rights under the E-LT1 contract, the Company has submitted a notice of potential force majeure to the IESO related to these delays. The timing of permit issuance and the impact on the project schedule remain uncertain.

As a result of these permitting delays, subsequent to year-end, the Company and its battery storage systems supplier (the “Supplier”) are in discussions to terminate the contracts for OZ-1 on mutually agreeable terms. Once permitting certainty is achieved for OZ-1, the Company will either re-enter into agreements with the Supplier or pursue an alternative supplier. Under the proposed termination arrangement, the parties agree to terminate the OZ-1 equipment supply and long-term service agreements, with PowerBank relinquishing all rights and obligations. The Supplier will retain possession and property of the systems originally allocated to OZ-1, and PowerBank will pay the Supplier a termination fee of $475 along with a reimbursement of certain retrofit costs in the amount of $100, in addition to any amounts due for services performed to date. Final completion deadlines for those projects are also adjusted, and the termination arrangements remain subject to lender consent and execution of definitive agreements.